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                                                                       EX-99.B10





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Services" in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 1 to the registration statement on Form N-4.


/s/ Price Waterhouse LLP
    Price Waterhouse LLP
    Chicago, Illinois
    February 6, 1998